UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 9, 2018

STELLAR BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-37619	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

332 E. Scott Street

Port Hueneme, California 93041

(Address of principal executive offices) (Zip Code)

(805) 488-2800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 9, 2018 (the “Effective Date”), Stellar Biotechnologies, Inc. (the “Company”) filed a Notice of Alteration with the British Columbia Registry Services to amend (the “Amendment”) the Company’s Notice of Articles and Articles (the “Articles”). Pursuant to the Amendment, the Articles were revised to add Part 26, which creates a class of an unlimited number of preferred shares without par value (the “Preferred Shares”), which Preferred Shares may be designated and issued in one or more series in the future, with such rights, preferences and privileges as determined by the Company’s Board of Directors (the “Board”). Except for such rights relating to the election of directors on a default in payment of dividends as may be attached to any series of the Preferred Shares by the Board, or in connection with convertible Preferred Shares, the holders of Preferred Shares shall not be entitled as such to receive notice of, or to attend or to vote at any general meeting of shareholders of the Company. As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 3, 2018, the Amendment was approved at the Company’s Annual Meeting of Shareholders held on March 27, 2018. The Amendment to the Articles is effective as of the Effective Date.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Articles, as amended by the Amendment, that are attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Articles of Stellar Biotechnologies, Inc., as amended through April 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stellar Biotechnologies, Inc.

Date: April 11, 2018	By:	/s/ Kathi Niffenegger
Name: Kathi Niffenegger Title: Chief Financial Officer

Exhibit No.	Description
3.1	Amended and Restated Articles of Stellar Biotechnologies, Inc., as amended through April 9, 2018